Exhibit 10.1

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
DOCUMENTS  INCLUDED:
--------------------
1)   Confidential Settlement Agreement and Mutual Release, dated October 1, 2004
2)   Promissory note payable, dated October 1, 2004
3)   Lock-out Agreement, dated October 1, 2004
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

              CONFIDENTIAL SETTLEMENT AGREEMENT AND MUTUAL RELEASE
              ----------------------------------------------------


     ATSI  Communications,  Inc.,  a  Nevada  corporation  ("ATSI"),  formerly a
Delaware corporation, and Alfonso Torres Roqueni, an individual residing in Mexico City, Mexico, ("Torres") (collectively, the "Parties"), hereby enter into this Confidential Settlement Agreement and Mutual Release (the "Settlement Agreement").

                                    RECITALS

     WHEREAS, the Parties are AGREED that certain relationships between and among the Parties should be ended and any and all claims or liabilities between and among them be held for naught; and

     WHEREAS, the Parties entered into an agreement on June 7, 2000 regarding the sale by Torres of the 3% stock and the 48% stock as defined in such Agreement; and

     WHEREAS,  the  Parties  amended  such  Agreement  on  July  19,  2001;  and

     WHEREAS, ATSI executed a Promissory Note for $357,000 on November 1, 2001; and

     WHEREAS, ATSI has defaulted in its obligations of the Amended Agreement and Promissory Note; and

     WHEREAS, all Parties wish to reach a full and final settlement of all matters and all causes and potential causes of action arising from any of their relationships with each other, including any and all disputes or rights or potential rights between or among the Parties arising from any transactions between or among them prior to the execution date of this Agreement, and now desire to set forth their agreement in writing.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and further good and valuable consideration, the Parties hereby agree and covenant as follows:

1. PAYMENT. As consideration for all amounts owed up to and including September 30, 2004 of $1,359,500 including any and all accrued interest, ATSI shall deliver to Torres a total of 687,600 shares of ATSI's common stock post-split (the "Payment"), for $859,500 and a promissory note for $500,000 payable on October 1, 2007. The Shares will be considered issued at $1.25 per share; however, if on the Measurement Date the price per share is below $1.15, ATSI shall issue an additional 59,791 shares of ATSI's common stock; if, however, the share price is at or above $1.15 on the Measurement Date, there shall be no additional consideration paid and the amount of shares issued (687,600) shall be considered as final consideration.

Measurement Date shall be defined as the arithmetic mean of the average closing prices of the Common Shares for the ten (10) trading days immediately preceding April 1, 2005.

This Payment is subject to the approval of the Board of Directors whose approval shall be sought as soon as practicable.

  2. RELEASE BY TORRES. In consideration of the receipt of the Payment, Torres, with the intention of binding itself, and its officers, directors, shareholder, employees, representatives, attorneys-in-fact, predecessors, successors and assigns, (the "Torres Releasing Parties") expressly releases, acquits, and discharges ATSI and its respective officers, directors, shareholders, representatives, attorneys, successors, and assigns (the "ATSI Released Parties") from all claims, demands, causes of action and potential claims or causes of action, of whatever nature that the Torres Releasing Parties may have or claim to have against the ATSI Released Parties arising from or connected with, directly or indirectly, any and all claims the Torres Releasing Parties may have or claim to have against the ATSI Released Parties accruing before the execution date of this Release. Notwithstanding the foregoing paragraph, the ATSI Released Parties are not released from the obligations or indemnities set forth in this Settlement Agreement.

     3. RELEASE BY ATSI. In further consideration of the foregoing, ATSI, with the intention of binding itself and its respective officers, directors, shareholders, employees, representatives, attorneys-in-fact, predecessors, successors, assigns, and subsidiaries (the "ATSI Releasing Parties") expressly release, acquit, and discharge Torres and its officers, directors, shareholders, representatives, attorneys, successors, and assigns, (the "Torres Released Parties") from all claims, demands, and causes of action or potential claims and causes of action of whatever nature that the ATSI Releasing Parties may have or claim to have against the Torres Released Parties arising from or connected with, directly or indirectly, any relationship or transaction between or among the Parties, as well as any and all other or potential claims that the ATSI Releasing Parties may have or claim to have against the Torres Released Parties accruing before the execution date of this Settlement Agreement. Notwithstanding the foregoing paragraph, the Torres Released Parties are not released from the obligations of this Settlement Agreement.

4. NO ADMISSION OF LIABILITY. This settlement and the Payment made hereunder do not constitute an admission of liability by any Party hereto, and liability is expressly denied by all Parties.

5. CONFIDENTIALITY. The Parties agree that they will not disclose the terms of this Settlement Agreement, unless necessary to enforce the terms of this Settlement Agreement or after receipt of judicial process or lawful discovery procedures. In the event that any Party is served with notice to disclose such information by subpoena or otherwise, that Party agrees promptly to notify the other Parties in writing of such notice. The Party or Parties so notified in writing shall thereafter undertake the cost and obligation to maintain the propriety and confidentiality of the terms of such information.

6. NON-DISPARAGEMENT. The Parties agree to use reasonable effort not to disparage or interfere with any other Party's agreements or prospective agreements with any third party.

7. ENTIRE AGREEMENT. This Settlement Agreement contains the entire understanding and agreement of the Parties hereto with respect to the subject matters herein, and may not be amended or modified in any respect other than in a writing which specifically refers to this Settlement Agreement and which is signed by all of the Parties hereto.

8. GOVERNING LAW. This Settlement Agreement was negotiated in, and shall be governed by and construed according to, the laws of the State of Texas. In the event that any provision herein is deemed not enforceable, the remainder of this Settlement Agreement will remain unaffected. Venue for any action relating to the provisions of this Agreement shall be in Bexar County, Texas.

9. NO ASSIGNMENT. By signing this Settlement Agreement, each of the Parties represents and warrants that it has not assigned or subrogated any of its claims or potential claims, in whole or in part, to any third party.

10. MODIFICATION AND ATTORNEY'S FEES. This Settlement Agreement shall not be suspended, amended, or modified in any manner except by an instrument in writing signed by all Parties to be bound. Should it become necessary to enforce this Settlement Agreement, or any portion of it, or to declare the effect of any provision of this Settlement Agreement, the prevailing Party shall be entitled to recover costs incurred including reasonable attorney's fees.

11. INFORMED CONSENT. The Parties acknowledge that they have had the opportunity to consult with their respective attorneys regarding the meaning and effect of this Settlement Agreement, and that none of the Parties has made any representations, written or oral, upon which another Party relies in executing this Settlement Agreement.

12. COUNTERPARTS. This Settlement Agreement may be executed in multiple counterparts. A set of counterpart copies which collectively contains the signature and acknowledgment of all Parties shall constitute an original.

     EXECUTED by an authorized representative of ATSI Communications, Inc., a Nevada corporation, on the date written below.


ATSI COMMUNICATIONS, INC.


By: /S/ Arthur L. Smith
    -------------------

Its: PRESIDENT AND CHIEF EXECUTIVE OFFICER
     -------------------------------------
Date:  October 1, 2004
       ---------------


     EXECUTED by Alfonso Torres Roqueni on the date written below.

ALFONSO TORRES ROQUE-I


By:    /s/ Alfonso Torres Roqueni
       --------------------------
Its:   President
       ---------
Date:  October 1, 2004
       ---------------

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                                 PROMISSORY NOTE
                                 ---------------

PRINCIPAL AMOUNT: $500,000.00
DATED: OCTOBER 1, 2004

     This Promissory Note ("Note") is made and entered into as of this 1st day of October, 2004 by and between ATSI Communications, Inc., a Nevada corporation ("ATSI") with its principal place of business located at 8600 Wurzbach, Suite 700W, San Antonio, Texas, 78240 and Dr. Alfonso Torres Roque i, ("Lender") of
Blvd. Miguel Avila Camacho No. 184, Piso 16, Col. Lomas de San Isidro, Mexico City, Mexico.

     For value received, ATSI promises to pay FIVE HUNDRED THOUSAND U.S. Dollars ($500,000) to the order of Lender at Blvd. Miguel Avila Camacho No. 184, Piso 16, Col. Lomas de San Isidro, Mexico City, Mexico, or such other location as Lender may designate in writing, on October 1, 2007.

     Interest  shall  accrue  at  6% (six percent) per annum.   Lender shall not
impose  any  penalty  for  ATSI's  pre-payment  of  this  Note.

     Upon and at any time after any Default (as defined below) all amounts due under this Note, at the option of Lender and without demand, notice or legal process of any kind, may be declared and immediately shall become due and payable. "Default" shall mean the occurrence or existence of any one or more of the following events or conditions: (i) ATSI fails to pay when due any amount due under this Note and fails to cure such late payment within five (5) days following written receipt of notice of the late payment; or (ii) ATSI makes an assignment for the benefit of creditors, or any proceeding is filed or commenced by or against ATSI under any bankruptcy, reorganization, arrangement of debt insolvency, readjustment of debt or receivership law or statute, and any such proceeding remains undismissed or unstayed for a period of 30 days, or any of the actions sought in any such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, ATSI or for any substantial part of its property) shall occur, or ATSI shall take any action to authorize any of the actions set forth above in this subsection.

     ATSI hereby waives presentment, demand of payment, protest or notice with respect to the indebtedness evidenced by this Note including, without limitation, notice that the Note or any portion thereof, is due.

     If Lender prevails in any action to collect on or enforce this Note or claims arising from the execution of this Note, then Lender's reasonable attorneys' fees and costs will also be payable under this Note.

     Neither party may assign this Note without the prior written consent of the other, which shall not be unreasonably withheld.

     This Note may be modified only by a written document that refers specifically to this Note and is signed by both parties. A party's failure or delay in enforcing any provision of this Note will not be deemed a waiver of that party's rights with respect to that provision or any other provision of this Note. A party's waiver of any of its rights under this Note is not a waiver of any of its other rights with respect to a prior, contemporaneous or future occurrence, whether similar in nature or not. This Note shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

     THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, AND LENDER AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS FOR ALL PURPOSES. SOLE AND EXCLUSIVE VENUE FOR ANY DISPUTE OR DISAGREEMENT ARISING UNDER OR RELATING TO THIS NOTE SHALL BE IN A COURT SITTING IN BEXAR COUNTY, SAN ANTONIO, TEXAS.

     MADE this 1st day of October, 2004.


ATSI  COMMUNICATIONS,  INC.               ALFONSO  TORRES  ROQUE  I/GEORGE KAUSS


By:  /s/ Arthur L. Smith                  By:   /s/Alfonso Torres Roqueni
  --------------------------------           ----------------------------
       ARTHUR  L.  SMITH                        ALFONSO  TORRES  ROQUENI
       PRESIDENT  &  CEO


                                          By:   /s/  George  Kauss
                                             ----------------------------
                                                GEORGE  KAUSS

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                               LOCK-OUT AGREEMENT

ATSI Communications, Inc.                                        October 1, 2004
8600 Wurzbach, Suite 700W
San Antonio, TX  78240

     Re:     ATSI Communications, Inc. (the "Company")

Ladies and Gentlemen:

     The undersigned stock holder or warrant holder hereby agrees that for a period of twelve (12) months (such period being a "Restricted Period") the undersigned may only offer to sell, contract to sell, or otherwise sell, dispose of, pledge or grant any rights with respect to (collectively, a "Disposition") up to 5,000 shares of Common Stock per calendar month or a total of 60,000 total shares, any options or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of, or enter into any hedging or derivatives transaction related to the Common Stock of the Company (collectively, "Securities") resulting from the Confidential Settlement Agreement and Mutual Release dated October 1, 2004 or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition. The foregoing restriction has been expressly agreed to preclude the undersigned during the Restricted Period from engaging in any hedging or other transaction that is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-out Period, even if such Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that included, relates to or derives any significant part of its value from Securities. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or Securities held by the undersigned except in compliance with the foregoing restrictions.

     This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

                                       Dated October 1, 2004
                                             ---------------


                                       Alfonso  Torres  Roqueni
                                       ------------------------
                                       Printed Name of Holder


                                         /S/ Alfonso Torres Roqueni
                                       ----------------------------
                                       Signature

                                       George Kauss
                                       ------------
                                       Printed Name of Person Signing


                                       /s/ George Kauss
                                       ----------------
                                       Signature